SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K

                          CURRENT REPORT




                 PURSUANT TO SECTION 13 OR 15(d)

              OF THE SECURITIES EXCHANGE ACT OF 1934





                Date of Report: February 23, 2000





               BRITTON & KOONTZ CAPITAL CORPORATION
        (Exact name of issuer as specified in its charter)





                                                      64-0665423
     Mississippi                0-22606             (IRS Employer
(State of Incorporation) Commission File Number  Identification No.)





           500 Main Street, Natchez, Mississippi  39120
             (Address of principal executive offices)





                    Telephone:  (601)445-5576

               BRITTON & KOONTZ CAPITAL CORPORATION
                          AND SUBSIDIARY


                              INDEX









Item 5.  Other Events.

     The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


 Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

       20 Other Documents or Statements to Security Holders.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                         BRITTON & KOONTZ CAPITAL CORPORATION




February 23, 2000        /s/ W. Page Ogden
                         W. Page Ogden
                         President and Chief Executive Officer

                          Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                Press Release Dated January 28, 2000